FIRST AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (herein called this “Amendment”) is made and entered into as of the 17th day of July, 2014, by and between those eight (8) certain entities executing below as “Seller” (herein collectively called “Seller”), and Strategic Storage Opportunities, LLC, a Delaware limited liability company (herein called “Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser heretofore entered into that certain Purchase and Sale Agreement dated July 7, 2014 (herein, the “Contract”), respecting thirty two (32) certain parcels of improved real property located in California, Colorado, Illinois, Washington, Maryland, New Jersey and Michigan, all as more particularly described in the Contract; and

WHEREAS, Seller and Purchaser desire to amend the Contract for the purpose of incorporating therein certain exhibits which were not available at the time of execution of the Contract.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1. Schedules and Exhibits. Seller and Purchaser hereby agree that Schedule “B”, Schedule “E”, Exhibit “D” and Exhibit “E” attached to this Amendment shall be and hereby are attached to and incorporated into the Contract for all purposes, in replacement of the Schedule “B”, Schedule “E”, Exhibit “D” and Exhibit “E” which are presently attached to the Contract.

2. Miscellaneous.

(a) Seller and Purchaser hereby ratify the Contract in accordance with its terms, as modified hereby.

(b) To the extent not otherwise defined herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Contract.

(c) This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns.

(d) This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts shall be deemed an original for all purposes, and such counterparts shall, collectively, constitute one agreement.

(e) For purposes of this Amendment, signatures delivered by facsimile or electronic mail shall be as binding as originals upon the parties so signing and delivering.

(f) In the event of a conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

(g) The captions and headings used in this Amendment are for convenience only and do not in any way restrict, modify or amplify the terms of this Amendment or the Contract.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective of the day and year first above written.

SELLER:

DSI Realty Income Fund IV, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

DSI Realty Income Fund V, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

DSI Realty Income Fund VI, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

DSI Realty Income Fund VII, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

DSI Realty Income Fund VIII, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

DSI Realty Income Fund IX, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

DSI Realty Income Fund X, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

DSI Realty Income Fund XI, Ltd.,

a California limited partnership

By:	DSI Properties, Inc., a California corporation, its general partner

By: /s/ RICHARD CONWAY

Richard Conway

Executive Vice President

PURCHASER:

Strategic Storage Opportunities, LLC,

a Delaware limited liability company

By: /s/ H. MICHAEL SCHWARTZ

H. Michael Schwartz

President

[The registrant agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Commission upon request.]